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Amendment to Equipment Lease Agreement

Equipment Lease Agreement No.: 200386913
Schedule No.: 200386913

Amendment

Amendment "A" annexed to and made a part hereof to Equipment Schedule No. 200386913 dated ________, by and between Oxysure Systems Incorporated ____, and Citicorp Vendor Finance, Inc. ("Lessor").

WHEREAS, Lessee and Lessor are party to the above described Equipment Lease Agreement, together with all Exhibits, Schedules, Amendments thereto duly entered into (collectively the "Agreement") and desire to make certain changes, amendments and additions to the Agreement as hereby set forth.

NOW THEREFORE, it is hereby agreed that the Agreement shall be amended in the following respects:

The parties agree that the following equipment is added to Schedule A:

10 Dual Pulls (10 voice and 10 data)

The parties agree the new monthly payment will be $369.45 plus applicable taxes.

No other provisions of the Agreement shall be altered, amended, or affected by this Amendment. No change or modification of this Amendment shall be valid unless agreed to and signed by a duly authorized officer of Lessor and a duly authorized corporate officer, partner or proprietor of Lessee. All other terms and conditions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

By execution hereof, the signers hereby certify that they have read this Amendment and that they are a duly authorized officer of the below named Lessor and a duly authorized corporate officers, partners, or proprietor of the below named Lessee and are either duly authorized to execute this Amendment on behalf of Lessor or Lessee effective the date first above written.

Lessee Full Legal Name: Oxysure Systems Incorporated

By: X [signature] Date: 10/24/07
Authorized Signature

JULIAN ROSS / CEO
Print or Type Name/Title

Accepted By: Citicorp Vendor Finance, Inc.

By: X ____________________ Date: ______
Authorized Signature

____
Print or Type Name/Title

Amendment to Equipment Lease Agreement – Small Ticket - Revised 1/05